Exhibit 10.9

SUPPORT AGREEMENT

This Support Agreement  ("Agreement") is made as of the 8th day of November, 2007, among Jeffrey P. Zernov, President and Chief Executive Officer of Borrower (the “undersigned"), Nature Vision, Inc., a Minnesota corporation and Nature Vision Operating, Inc., a Minnesota corporation, (each called “Borrower" and collectively called “Borrowers”), and M&I Business Credit, LLC, a Minnesota limited liability company ("Lender").

WITNESSETH:

WHEREAS, Lender and Borrowers have entered into that certain Credit and Security Agreement (as amended from time to time, the "Credit Agreement") dated of even date herewith, pursuant to which Lender may, from time to time, at its discretion, make advances to or for the benefit of Borrowers; and

WHEREAS, the undersigned is the President and Chief Executive Officer of the Borrowers and is fully familiar with all of the Borrowers’ business and financial affairs;

NOW, THEREFORE, to induce Lender to make advances to or for the account of Borrowers under the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, the Borrowers and Lender agree as follows:

1.           The undersigned agrees that in the event (i) Lender comes into possession of any or all of the tangible Collateral (as such term is defined in the Credit Agreement), or is collecting any Borrowers’ accounts receivable or otherwise disposing of Collateral by reason of the occurrence of an Event of Default under the Credit Agreement, and (ii) Lender has given notice of an acceleration of all of the Obligations under and as defined in the Credit Agreement, the undersigned will, at Lender’s option and upon Lender’s request, and until this Agreement shall have terminated as provided herein, be engaged by Lender as an independent contractor for a period not to exceed six (6) months, for the sole purpose of disposing of such Collateral and collecting such accounts, or assisting Lender in disposing of such Collateral and collecting such accounts.  During the period of such engagement as an independent contractor the undersigned shall exert his best efforts and devote all of his regular working hours to obtain sales of such Collateral at the best obtainable prices and terms and to collect such accounts at their full face value.  If the events described in clauses (i) and (ii) occur at a time when the undersigned is employed by any Borrower, then, if requested by Lender, Borrowers shall cause the undersigned, so long as he is in any of their employ, to exert his best efforts and devote all of his regular working hours to obtain sales of such Collateral at the best obtainable prices and terms and to collect such accounts at their full face value.

2.           Intentionally deleted.

3.           Lender shall have the right to terminate the undersigned’s engagement or other assistance described in Paragraph 1 above at any time on three (3) business days' notice, for any cause or without cause.  Subject to the undersigned’s payment of any then outstanding obligations under Paragraph 6 of this Agreement, the undersigned’s obligations under Paragraph 1 of this Agreement shall further terminate upon (i) the Borrowers’ payment of all then outstanding Obligations as defined in the Credit Agreement; (ii) the death of the undersigned; (iii) the mental or physical incapacity of the undersigned as reasonably substantiated by a doctor acceptable to Lender; or (iv) the undersigned’s employment with both Borrowers is terminated for any reason.

4.           The sole compensation and remuneration of the undersigned for any engagement or assistance rendered pursuant to Paragraph 1 above shall be a weekly amount paid at the same rate as the average salary (on a weekly basis) paid to such person by Borrowers in the twelve (12) months immediately preceding the commencement of such employment or activities.  Such compensation shall be prorated for partial weeks of service.

5.           In connection with such engagement, the undersigned shall not have any authority to bind Lender, except such specific authority as Lender may grant in writing.

6.           The prevailing party shall be entitled to costs and expenses (including reasonable attorneys' fees and legal expenses) incurred in enforcing this Agreement.

7.           In the event of the death, mental or physical incapacity of the undersigned, the undersigned’s termination or resignation of employment with Borrowers, or termination by Lender of the contractual relationship with the undersigned, Borrowers shall be responsible for immediately obtaining a replacement for such person and Borrowers shall use their best efforts to cause such replacement to execute a support agreement substantially in the form of this Agreement.

8.           This Agreement shall be governed by and construed in accordance with Minnesota substantive and procedural law and shall remain in full force and effect so long as the Credit Agreement is outstanding or until otherwise agreed by an amendment hereto signed by Lender and the undersigned.

9.           The provisions of this Agreement are declared to be severable.  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement.

10.           The undersigned and the Borrowers waive notice of Lender’s acceptance hereof.

     11.           THE PARTIES HERETO HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN HENNEPIN COUNTY, MINNESOTA AND WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATED TO THIS AGREEMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING.

12.           THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

/S/ Jeffrey P. Zernov
Jeffrey P. Zernov, President and Chief Executive Officer of Nature Vision, Inc.

NATURE VISION, INC.

		By	/S/ Jeffrey P. Zernov
Its Chief Executive Officer

NATURE VISION OPERATING, INC.

		By	/S/ Jeffrey P. Zernov
Its Chief Executive Officer

Accepted:

M&I BUSINESS CREDIT, LLC

By	/S/ Thomas J. Kopacek
Its Vice President